UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 Hartwell Avenue Lexington, MA	02421
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On January 10, 2018, Kevin Hrusovsky, President, Chief Executive Officer and Chairman of Quanterix Corporation (the “Company”) disclosed certain preliminary, unaudited estimated financial information for the year ended December 31, 2017 (the “Estimated Information”) during the Company’s presentation at the 36th Annual J.P. Morgan Healthcare Conference (the “Conference”), including preliminary, unaudited estimated revenue for the year ended December 31, 2017 of between $22.5 million and $22.9 million. A copy of the slides containing the Estimated Information presented at the Conference is furnished as Exhibit 99.1 and is incorporated herein by reference.

The Estimated Information is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2017 and its results of operations for the three months and year ended December 31, 2017. The audit of the Company’s financial statements for the year ended December 31, 2017 is ongoing and could result in changes to such Estimated Information.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slides containing Estimated Information presented at the 36th Annual J.P. Morgan Healthcare Conference.

The information in this report and Exhibit 99.1 to this report is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 2.02 of this report.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements in this report include the preliminary, unaudited estimated financial information for the year ended December 31, 2017 as well as the 2018 Milestones set forth on Exhibit 99.1. Each of these forward-looking statements involves risks and uncertainties. Factors that may cause actual results to differ from those expressed or implied in the forward-looking statements are discussed in our filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

Date: January 11, 2018